THE GLENMEDE PORTFOLIOS
Registration No. 811-6578
FORM N-SAR
Semi-Annual Period Ended April 30, 2007

Sub-Item 77Q1: Exhibits.

(c)           Amendment No. 2 to Investment Advisory Agreement between The Glenmede Portfolios,  Glenmede Advisers, Inc. and Glenmede Investment Management, LP is incorporated herein by reference to Exhibit 23(d)(5) in Registrant’s Post-Effective Amendment No. 22 filed with the Commission on February 23, 2007.

        PHTRANS\315854\7